UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 27, 2023

TEXAS INSTRUMENTS INCORPORATED
(Exact name of registrant as specified in charter)

DELAWARE	001-03761	75-0289970
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
12500 TI BOULEVARD
DALLAS, TEXAS 75243
(Address of principal executive offices)
Registrant’s telephone number, including area code: (214) 479-3773

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00	TXN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07.  Submission of Matters to a Vote of Security Holders

At the annual meeting of stockholders held on April 27, 2023, the stockholders elected the Board of Directors of Texas Instruments Incorporated and voted upon the proposals contained within our Proxy Statement dated March 14, 2023.

The Board nominees were elected with the following vote:

Nominee	For	Against	Abstentions	Broker Non-Votes
Mark A. Blinn	725,092,458	17,500,046	1,232,412	69,565,209
Todd M. Bluedorn	731,729,546	10,942,575	1,152,795	69,565,209
Janet F. Clark	729,897,682	12,928,030	999,204	69,565,209
Carrie S. Cox	618,514,766	124,208,081	1,102,069	69,565,209
Martin S. Craighead	730,978,977	11,694,875	1,151,064	69,565,209
Curtis C. Farmer	736,754,518	5,907,694	1,162,704	69,565,209
Jean M. Hobby	708,721,943	34,004,484	1,098,489	69,565,209
Haviv Ilan	736,035,904	6,704,080	1,084,932	69,565,209
Ronald Kirk	720,742,274	21,996,557	1,086,085	69,565,209
Pamela H. Patsley	634,202,881	108,173,980	1,448,055	69,565,209
Robert E. Sanchez	722,701,325	19,988,682	1,134,909	69,565,209
Richard K. Templeton	710,786,262	30,144,993	2,893,661	69,565,209

The stockholders voted on the following proposals and cast their votes as described below:

Proposal		For	Against	Abstentions	Broker Non-Votes
Board proposal to approve amendment and restatement of the TI Employees 2014 Stock Purchase Plan to extend the termination date		739,923,117	2,841,975	1,059,824	69,565,209

Proposal	1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
Board proposal regarding advisory vote on the frequency of future advisory votes on executive compensation	730,702,041	1,501,389	10,499,654	1,121,832	69,565,209
The results being consistent with the Board’s recommendation, the company will continue to hold an advisory vote on executive compensation every year.

Proposal		For	Against	Abstentions	Broker Non-Votes
Board proposal regarding advisory approval of the company’s executive compensation		627,636,290	114,025,836	2,162,790	69,565,209

Proposal	For	Against	Abstentions	Broker Non-Votes
Board proposal to ratify the appointment of Ernst & Young LLP as the company’s independent registered public accounting firm for 2023	763,040,083	45,188,373	5,161,669	—

Proposal	For	Against	Abstentions	Broker Non-Votes
Stockholder proposal to permit a combined 10% of stockholders to call a special meeting	335,626,155	405,885,578	2,313,183	69,565,209

Proposal	For	Against	Abstentions	Broker Non-Votes
Stockholder proposal to report on due diligence efforts to trace end-user misuse of company products	169,488,999	565,911,868	8,424,049	69,565,209

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS INSTRUMENTS INCORPORATED

Date: May 3, 2023	By:	/s/ Cynthia Hoff Trochu
Cynthia Hoff Trochu
Senior Vice President, Secretary and
General Counsel